UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2017

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Executive Boulevard, Elmsford, New York		10523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 10, 2017, Town Sports International Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved Amendment No. 2 (the “Plan Amendment”) to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (the “Amended Stock Incentive Plan”). The Plan Amendment increases the aggregate number of shares of the Company’s common stock issuable under the plan by 2,000,000 shares, from 4,500,000 shares to a total of 6,500,000 shares. The Board of Directors of the Company previously approved the Plan Amendment on March 22, 2017.

The material features of the Plan Amendment and the Amended Stock Incentive Plan are described in the Company’s Definitive proxy statement for the Annual Meeting filed on March 28, 2017 (the “Proxy Statement”) in the section entitled “Proposal Four — Approval of Amendment No. 2 to the Company’s 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015),” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Amended Stock Incentive Plan as amended by the Plan Amendment is qualified in its entirety by reference to the Plan Amendment and the Amended Stock Incentive Plan filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2017, the Company held its Annual Meeting. The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of five directors to serve until the Company’s 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers; and (iv) the approval of Amendment No. 2 to the Company’s 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) to increase the number of shares of the Company’s common stock available for issuance thereunder. The number of shares of the Company’s common stock outstanding and eligible to vote as of March 15, 2017, the record date for the Annual Meeting, was 26,689,737.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1 Election of Directors Director Nominees	For	Withheld	Broker Non-Votes
Martin J. Annese	14,144,983	2,307,074	5,191,685
Jason M. Fish	14,878,629	1,573,428	5,191,685
Thomas J. Galligan III	14,601,116	1,850,941	5,191,685
Patrick Walsh	14,871,120	1,580,937	5,191,685
L. Spencer Wells	13,945,030	2,507,027	5,191,685

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP	21,634,172	7,246	2,324	--

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	13,810,843	2,640,914	300	5,191,685

Proposal 4	For	Against	Abstain	Broker Non-Votes
Amendment No. 2 to the Company’s 2006 Stock Incentive Plan	12,557,541	3,891,595	2,921	5,191,685

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2017).

10.2	Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2017).
99.1

The section entitled “Proposal Four—Approval of Amendment No. 2 to the Company’s 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

Dated: May 11, 2017	By:	/s/ Carolyn Spatafora
		Name:	Carolyn Spatafora
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2017).

10.2	Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2017).
99.1

The section entitled “Proposal Four—Approval of Amendment No. 2 to the Company’s 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2017).